FEDERATED LIMITED DURATION FUND
(A portfolio of Federated Total Return Series, Inc.)
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SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED
NOVEMBER 30, 2003

     A special meeting of the shareholders of Federated Limited Duration Fund (the "Limited Duration Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania at 2:00 p.m. (Eastern time), on May 21, 2004. Investors who were shareholders of the Limited Duration Fund on April 12, 2004 will be asked to vote on the proposed Agreement and Plan of Reorganization described below. If approved by shareholders, the acquisition as explained below will take effect as of May 28, 2004. Shareholders will be notified if this proposed Agreement and Plan of Reorganization is not approved. Please keep this supplement for your records.

      Shareholders will be asked to consider the following proposals:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Short-Term Income Fund (the "Short-Term Income Fund"), a portfolio of Federated Income Securities Trust, would acquire all of the assets of the Limited Duration Fund in exchange for Institutional Service Shares and Class Y Shares of Short-Term Income Fund to be distributed pro rata by the Limited Duration Fund to holders of its Institutional Service Shares and Institutional Shares, respectively, in complete liquidation and termination of the Limited Duration Fund; and

2. To transact such other business as may properly come before the meeting or any adjournment thereof.


                                                                  April 12, 2004



Federated Securities Corp., Distributor
Cusip 31428Q408
Cusip 31428Q309

30366 (4/04)